UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 22, 2005

                          TNX Television Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         000-33313                                         95-4868287
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 (Commission File Number)                      (IRS Employer Identification No.)


1811 Chestnut Street, Suite 120, Philadelphia, Pennsylvania            19103
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          (Address of Principal Executive Offices)                    (Zip Code)

                                 (215) 972-8191
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Digi Reports Fiscal 2003 Third Quarter Results - Page 2

ITEM 8.01 OTHER EVENTS

      On February 22, 2005, the directors of TNCI UK Limited ("TNCI UK"), our wholly-owned operating subsidiary, issued a notice of intention to appoint administrators pursuant to the United Kingdom Insolvency Act of 1986 (the "Insolvency Act"), which notice was filed with Derby County Court (the "Court") in the United Kingdom (Derby County Court number 5 of 2005). Such filing for administration was made because TNCI UK is insolvent and is unable to pay its debts as they become due. The Court appointed Allan Watson Graham and James Douglas Ernel Money of KPMG LLP as joint administrators. The Insolvency Act provides this procedure known as administration which allows insolvent companies to be reorganized and can be used to realize the company's assets better than would be the case in a liquidation. As part of this process, the administrator will make a proposal to the creditors of TNCI UK for a Company Voluntary Arrangement ("CVA"). The CVA must be approved by the TNCI UK's creditors as described below.

      The effect of the appointment of the joint administrators is in general terms twofold. First, the powers of the directors to manage TNCI UK are subordinated to the powers of the joint administrators and they have the power to remove any director of the company from office. In essence, pursuant to the Insolvency Act, the joint administrators assume control of the management, affairs, business and property of TNCI UK. Second, there are two moratoria. There is a moratorium on insolvency proceedings while TNCI UK is in administration such that it cannot be placed into voluntary or involuntary liquidation. There is a further moratorium on other legal process such that while TNCI UK is in administration (and without the consent of joint administrators or the permission of the court), no steps may be taken to enforce security over TNCI UK's property, no steps may be taken to repossess goods in TNCI UK's possession under a hire purchase agreement, no legal process may be instituted or continued, an administrative receiver may not be appointed and a landlord may not exercise a right of forfeiture by peaceable re-entry in relation to premises let to TNCI UK

      TNCI UK is demonstrably insolvent and unable to pay its debts as they fall due. Accordingly, in order to allow it to continue to conduct its business in administration and under the control of the administrators, third party funding is required. Irwin Gross, our Chairman, Chief Executive Officer and a principal stockholder, has entered into a loan agreement with TCNI UK (In Administration) to advance funds for this purpose. The initial loan is for (pound)100,000 and we expect that further funds for this purpose to be advanced in the administration period by us if we are able to secure additional financing from outside investors. The administrators have caused TCNI UK to grant security to Mr. Gross in the form of fixed charges and a floating charge over the assets and undertaking of TCNI UK to secure his initial and any further advances. It is contemplated that further security will be granted by TNCI UK to secure advances made by us and in such circumstances, the debenture granted to Mr. Gross will be subordinated to the debenture to be granted to us for such intercompany loans.

      TNCI UK intends to exit from administration into a CVA. The proposals for the CVA will be drawn up by the joint administrators. The proposals have to be accepted (or modified and accepted) by 75% of the creditors voting in person or by proxy. Voting is by quantum of the debt. Pursuant to the applicable rules, the votes of creditors connected with TNCI which would include us would be nullified. It will therefore be necessary to procure the support of the principal outside creditors for the CVA. There can be no assurance that any proposed CVA will be approved by TNCI UK's creditors.

      We will need additional financing in order for the administrators to propose a viable CVA that may be accepted by the creditors. Further, we need additional capital in the immediate future in order to continue operations. In doing so, we may secure capital in the form of debt and/or equity financing. It is anticipated that the terms and provisions of any equity or convertible debt financing, if completed, and the anti-dilution adjustments resulting therefrom, will have a dilutive effect on the ownership interests of our existing stockholders. Management has used this process to take additional steps to raise funds and cut costs. We are in discussions with investors for additional capital, and if we are unable to obtain additional capital as needed, we will be in jeopardy of ceasing operations, or selling the business.

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Digi Reports Fiscal 2003 Third Quarter Results - Page 3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            Exhibit Number         Exhibit Title or Description
            ---------------------------------------------------
            10.1                   Loan and Security Agreement between Irwin
                                   Gross and TNCI UK Limited (In Administration)

            10.2 Form of Debenture between Irwin Gross and TNCI UK Limited (In Administration)

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Digi Reports Fiscal 2003 Third Quarter Results - Page 4

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TNX TELEVISION HOLDINGS, INC.

                                     By: /s/ Irwin L. Gross
                                         ------------------
                                     Name:  Irwin L. Gross
                                     Title: Chief Executive Officer

Date: February 24, 2005